SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 20, 2001
                                                           -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
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(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

The Board of Directors of the Company has unanimously voted to approve the appointment of Thomas A. Secreto as a member of the Board of Directors, effective immediately. Mr Secreto currently holds the office of Chief Technology Officer with the Company, and previously served on the Board of Directors from 1989 through 1994.



                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ VITO A. BELLEZZA
                                      -------------------------------------
                                      Vito A. Bellezza
                                      Chief Executive Officer


Dated: April 20, 2001